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                                                                  EXHIBIT 24.1



                        POWER OF ATTORNEY


We, the undersigned directors and officers of PACCAR Financial Corp., a Washington corporation, hereby severally constitute and appoint M. A. Tembreull, T. R. Morton and R. E. Ranheim, or any of them, singly, our true and lawful attorney-in-fact, with full power to them and each of them to sign for us, and in our names in the capacities as indicated below, a registration statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering debt securities of this corporation, together with any and all amendments (including post-effective amendments) thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorney-in-fact to said registration statement and any and all amendments thereto.

IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney as of the 20th day of February 1996.

 /s/ M. T. Barkley                     Controller
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(M. T. Barkley)

 /s/ G. D. Hatchel                     Vice President and Director
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(G. D. Hatchel)

 /s/ D. J. Hovind                      Director
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(D. J. Hovind)

 /s/ T. R. Morton                      President and Director
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(T. R. Morton)

 /s/ C. M. Pigott                      Chairman and Director
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(C. M. Pigott)

 /s/ M. C. Pigott                      Director
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(M. C. Pigott)

 /s/ R. E. Ranheim                     Treasurer
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(R. E. Ranheim)

 /s/ J. L. Shiplet                     Director
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(J. L. Shiplet)

 /s/ M. A. Tembreull                   Vice Chairman and Director
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(M. A. Tembreull)

 /s/ J. J. Waggoner                    Director
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(J. J. Waggoner)